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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: December 10, 2003
               --------------------------------------------------
                        (date of earliest event reported)

                        RESIDENTIAL ACCREDIT LOANS, INC.
                        --------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware               333-107959           51-0368240
           --------               ----------           ----------
        (State or Other           (Commission       (I.R.S. Employer
Jurisdiction of Incorporation)   File Number)    Identification Number)

     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 857-7000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.
        ------------

         On December 12, 2003, the Registrant will cause the issuance and sale of approximately $178,211,561 initial principal amount of Mortgage Trust Certificates, Series 2003-QR24, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class R (the "Certificates") pursuant to a Trust Agreement to be dated as of December 12, 2003, among the Registrant, Residential Funding Corporation, as Certificate Administrator, and Deutsche Bank Trust Company Americas, as Trustee.

         In connection with the expected sale of the Certificates (other than a de minimis portion of the Class R Certificates) to Greenwich Capital Markets, Inc.; the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-107959, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 hereto are filed herewith.




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1 Computational Materials - Greenwich Capital Markets, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RESIDENTIAL ACCREDIT LOANS, INC.

                                       By:     /s/ Joseph Orning
                                            -----------------------
                                                Joseph Orning
                                                Vice President

Dated: December 12, 2003




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EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

   99.1        Computational Materials - Greenwich Capital Markets, Inc.